UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09373

Oppenheimer Senior Floating Rate Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2016

Item 1.	Reports to Stockholders.

Annual Report 7/31/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Senior Floating Rate Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	J.P. Morgan Leveraged Loan Index	Credit Suisse Leveraged Loan Index
1-Year	2.12%	-1.45%	2.93%	2.26%
5-Year	3.66	2.93	4.50	4.26
10-Year	4.00	3.63	N/A	4.26

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 3.50% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2      OPPENHEIMER SENIOR FLOATING RATE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 2.12% during the one-year reporting period, lagging the J.P. Morgan Leveraged Loan Index (the “Index”), which returned 2.93%. Senior loans had a challenging first half of the period, returning -3.29%, as measured by the Index from August 1, 2015 through January 31, 2016. The bulk of the Fund’s underperformance occurred during this time, with its Class A shares (without sales charge) returning -5.43%. However, senior loans rallied over the second half of the reporting period, with the Index producing a return of 6.43% from February 1, 2016 through July 31, 2016. The Fund’s performance improved significantly over this time, with its Class A shares (without sales charge) generating a 7.98% return.

MARKET OVERVIEW

Early 2016 seemed to pick up where 2015 left off; with heightened volatility fueled by the three usual suspects: global economic slowdown in China, oil and Federal Reserve (“Fed”) uncertainty. However, senior loans rallied over the second half of the reporting period because of improved investor sentiment, driven partly by modest fundamental improvement of corporate earnings. Loan market technicals also improved during the reporting period as retail flows showed some signs of interest in the

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

*The J.P. Morgan Leveraged Loan Index incepted on 1/2/07. Performance for the Index is shown for the period from 1/2/07 - 7/31/16.

3      OPPENHEIMER SENIOR FLOATING RATE FUND

asset class again, collateralized loan obligation (CLO) formations continued to grow and market participants had cash to invest in the market.

In addition, as of July month-end, the 3-month London Interbank Offered Rate “LIBOR” (the base rate for most senior loans) climbed above 75 basis points (“bps”) for the first time since 2009. This market movement has some significance for senior loan investors because approximately 24% of the loan market currently has LIBOR floors of 75 bps. Now that 3-month LIBOR exceeds those floors, all additional upward moves in LIBOR will be passed on to investors dollar for dollar on those loans.

If you combine the 24% of the loan market whose LIBOR floors just became obsolete with the 9% of the market that doesn’t have a LIBOR floor, 33% of the senior loan market will have base rates that float freely with LIBOR if the rate continues to stay above 75 bps. Looking ahead, 62% of the loan market has LIBOR floors of 100 basis points and just 5% of the market has floors of 125 bps. That means that as soon as LIBOR rises above 100 bps, 95% of the senior loan market will float freely with LIBOR just as it had always done prior to 2009.

FUND REVIEW

During the reporting period, the bulk of Fund’s underperformance relative to the Index stemmed from security selection in the energy and financials sectors. Although we have an underweight position relative to the Index in energy, we have held out-of-benchmark energy issuers that have experienced volatility when commodity prices trended downward over the first half of the reporting period. It is important to note that senior loans that experience high, short-term volatility do not necessarily qualify as poor long-term investments, in our view. These energy positions are senior and secured and we continue to hold them as long-term investments. While these positions detracted for the overall reporting period, our patience was rewarded over the second half of the reporting period when these positions rebounded significantly. Outside of the energy sector, security selection in the financial, health care and industrials sectors also detracted from performance.

Positive contributors to performance during the reporting period included security selection in the gaming, lodging and leisure sector and the broadcasting sector. In gaming, lodging and leisure, we hold positions that can continue to benefit from the increase in tourism to Las Vegas. Broadcasting has been amongst the Fund’s largest overweights; we believe there are attractively valued senior loans in this sector and that ad spending from the heated presidential election will generate strong issuer earnings. Positioning in the metals and mining and services sectors also contributed positively to performance during this reporting period.

4      OPPENHEIMER SENIOR FLOATING RATE FUND

STRATEGY & OUTLOOK

We remain constructive on the loan market, with the U.S. economy continuing to grow and with below average default rates forecast to be 3% in 2016 according to J.P. Morgan. We believe the fundamental credit quality in the overall loan market is solid, with few near-term maturities, interest coverage ratios above historical averages, and continued Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) growth. In addition, senior loan prices are still being offered at a fairly rare discount to their par value. These points, along with current spreads over LIBOR of 525 (wide of the 447 average), all point toward attractive opportunities in loans.

The Fund continues to have modest overweight positions versus the Index in the broadcasting, autos (parts suppliers), services and transportation sectors and modest underweights in the cable/satellite, consumer products and food and beverages, and retail sectors.

We continue to believe outperformance versus the Index can be achieved by:

●	Employing bottom-up, fundamental credit analysis

●	Exploiting opportunities across the credit spectrum

●	Mitigating idiosyncratic credit risk

Our analysts conduct bottom-up, fundamental credit analysis that goes beyond analyzing financial reports and building models. Our size and presence in the senior loan space affords the team direct access to issuers whether it is conversations with CFOs or visits to facilities. Additionally, analysts go to brick and mortar operations such as retail stores, hotels, and restaurants to better understand the customer experience. In conducting this rigorous analysis, we are confident in investing across the credit spectrum for strong risk-reward opportunities. Lastly, we have moderate sector overweights/underweights and capped issuer positions to mitigate idiosyncratic credit risk.

Joseph Welsh, CFA Portfolio Manager	David Lukkes, CFA Portfolio Manager

5      OPPENHEIMER SENIOR FLOATING RATE FUND

Top Holdings and Allocations

TOP TEN CORPORATE LOAN INDUSTRIES

Media	11.2%
Health Care Equipment & Supplies	9.2
Hotels, Restaurants & Leisure	7.8
Internet Software & Services	7.4
Commercial Services & Supplies	6.9
Diversified Telecommunication Services	4.0
Distributors	3.6
Chemicals	3.3
Energy Equipment & Services	3.2
Diversified Consumer Services	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2016, and are based on net assets.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	4.2%
BBB	2.4
BB	28.7
B	51.6
CCC	6.7
C	0.2
D	1.7
Unrated	4.5
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of July 31, 2016, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as S&P Global Ratings (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

6      OPPENHEIMER SENIOR FLOATING RATE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/16

	Inception Date	1-Year	5-Year		10-Year
Class A (OOSAX)	9/8/99	2.12%	3.66%		4.00%
Class B (OOSBX)	9/8/99	1.49	3.06		3.62
Class C (OOSCX)	9/8/99	1.37	3.01		3.43
Class I (OOSIX)	10/26/12	2.44	3.57	*	N/A
Class R (OOSNX)	10/26/12	1.87	2.98	*	N/A
Class Y (OOSYX)	11/28/05	2.24	3.93		4.25

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/16
	Inception Date	1-Year	5-Year		10-Year
Class A (OOSAX)	9/8/99	-1.45%	2.93%		3.63%
Class B (OOSBX)	9/8/99	-1.42	2.89		3.62
Class C (OOSCX)	9/8/99	0.40	3.01		3.43
Class I (OOSIX)	10/26/12	2.44	3.57	*	N/A
Class R (OOSNX)	10/26/12	1.87	2.98	*	N/A
Class Y (OOSYX)	11/28/05	2.24	3.93		4.25

*Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/16
Class A	5.96%
Class B	5.67
Class C	5.42
Class I	6.50
Class R	5.92
Class Y	6.43

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 3.50%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 3% (1-year) and 1% (5-year); and for Class C shares, the 1% CDSC charge for the 1-year period. There is no sales charge for Class I, Class R and Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

7      OPPENHEIMER SENIOR FLOATING RATE FUND

Standardized yield is based on net investment income for the 30-day period ended 7/31/16 and the maximum offering price at the end of the period (including the maximum sales charge) for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the J.P. Morgan Leveraged Loan Index and the Credit Suisse Leveraged Loan Index. The J.P. Morgan Leveraged Loan Index tracks the performance of U.S. dollar denominated senior floating rate bank loans. The Credit Suisse Leveraged Loan Index tracks the performance of U.S. dollar denominated senior floating rate bank loans. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER SENIOR FLOATING RATE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER SENIOR FLOATING RATE FUND

Actual	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During 6 Months Ended July 31, 2016
Class A	$1,000.00	$1,079.80	$5.86
Class B	1,000.00	1,077.20	8.45
Class C	1,000.00	1,075.80	9.75
Class I	1,000.00	1,081.70	4.20
Class R	1,000.00	1,080.00	7.16
Class Y	1,000.00	1,081.30	4.56

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.24	5.69
Class B	1,000.00	1,016.76	8.21
Class C	1,000.00	1,015.51	9.46
Class I	1,000.00	1,020.84	4.08
Class R	1,000.00	1,018.00	6.95
Class Y	1,000.00	1,020.49	4.43

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2016 are as follows:

Class	Expense Ratios
Class A	1.13%
Class B	1.63
Class C	1.88
Class I	0.81
Class R	1.38
Class Y	0.88

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS July 31, 2016

	Principal Amount	Value

Corporate Loans—93.3%

Consumer Discretionary—31.4%

Auto Components—1.1%

Cooper Standard, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/26/21[1]	$26,214,824	$26,296,745

FPC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/19/19[1]	39,764,706	33,700,588

Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/23/20[1]	37,690,566	37,572,783

Transtar Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.75%, 10/9/18[1]	41,036,260	29,135,745

		126,705,861

Automobiles—1.0%

Federal-Mogul Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.00%, 4/3/18[1]	19,002,175	18,485,563
Tranche C, 4.75%, 4/15/21[1]	103,359,556	97,726,460

		116,212,023

Distributors—3.6%

Albertsons LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 4.75%, 6/22/23[1]	47,042,455	47,358,533

Ascena Retail Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/29/22[1]	51,737,738	50,428,152

Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 6/5/20[1]	37,010,714	36,964,450

BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 9/26/19[1]	19,730,536	19,719,566

Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 3.50%, 8/13/21[1]	22,020,000	22,047,525

Capital Automotive LP, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.00%, 4/30/20[1]	18,325,835	18,480,999

Gymboree Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 2/23/18[1]	92,225,000	71,954,683

JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/23/23[1]	43,940,000	44,058,858

Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 10/16/19[1]	16,541,219	16,561,896

Men’s Wearhouse, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/18/21[1]	7,140,000	7,032,900

PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/11/22[1]	64,542,015	64,732,737

SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 3/21/19[1]	28,809,409	28,835,424

		428,175,723

Diversified Consumer Services—3.1%

4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%-7.00%, 5/8/20[1]	55,978,410	50,030,704

Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[1]	63,205,444	60,255,835

11      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Diversified Consumer Services (Continued)

IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/1/21[1]	$55,594,529	$45,865,486

IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 4/1/22[1]	15,770,000	11,039,000

Koosharem LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7.50%, 5/15/20[1]	49,482,189	43,049,504

Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/15/18[1]	65,828,661	64,035,575

Nord Anglia Education Finance, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 3/31/21[1]	75,623,099	75,528,571

Sedgwick, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.75%, 2/28/22[1]	18,023,869	17,753,511

		367,558,186

Hotels, Restaurants & Leisure—7.8%

Amaya Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 7/29/21[1]	89,552,951	88,729,422

American Casino & Entertainment Properties, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 7/7/22[1]	13,214,113	13,313,218

Bowlmor AMF, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 9/20/21[1]	36,072,488	36,140,123

Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 1.50%, 3/1/17[1,2]	16,511,809	16,903,965

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 1.50%, 10/31/16[1,2]	11,350,535	12,286,954
Tranche B6, 1.50%, 3/1/17[1,2]	48,373,933	50,208,127
Tranche B7, 1.50%, 1/28/18[1,2]	16,009,400	16,876,581

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[1]	139,081,256	136,560,408

Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[1]	80,826,442	76,987,186

CEC Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.00%, 2/14/21[1]	40,838,953	40,011,964

Corner Investment Propco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.00%, 11/2/19[1]	12,506,177	12,381,115

Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/18/21[1]	8,588,521	7,973,008

Eldorado Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/25/22[1]	22,373,851	22,439,115

Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 11/21/19[1]	34,138,660	34,373,364

Jacobs Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 10/29/18[1]	14,311,358	14,297,948

La Quinta Intermediate Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 4/14/21[1]	19,762,027	19,630,274

Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/24/18[1]	34,178,615	34,280,091

Peninsula Gaming LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/20/17[1]	17,361,647	17,383,349

12      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

Pinnacle Operating Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 11/15/18[1]	$23,510,964	$22,217,861

Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 6.00%, 10/18/20[1]	15,158,580	15,171,207
Tranche B2, 6.00%, 10/1/21[1]	28,553,965	28,538,346

SeaWorld Parks & Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.00%, 5/14/20[1]	9,826,684	9,863,534

Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 6/8/23[1]	55,435,000	55,454,070

Town Sports International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/16/20[1]	36,350,097	25,020,971

Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/2/20[1]	156,290,345	118,243,492

		925,285,693

Household Durables—1.4%

Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/14/23[1]	29,575,000	29,578,697

SRAM LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.544%-4.00%, 4/10/20[1]	45,504,565	40,954,108

Sun Products Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/23/20[1]	67,889,694	68,115,971

Wilton Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.50%, 8/30/18[1]	29,008,880	24,439,981

		163,088,757

Internet & Catalog Retail—0.3%

CWGS Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/20/20[1]	38,034,055	38,129,141

Leisure Products—0.3%

Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/14/20[1]	18,733,805	18,830,828

Four Seasons Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.50%, 6/29/20[1]	1,723,793	1,727,025

Four Seasons Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.25%, 12/28/20[1]	10,000,000	10,041,670

Intrawest Operations Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 12/9/20[1]	8,468,517	8,500,274

		39,099,797

Media—11.2%

Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.05%, 7/15/16[1,3,4,5]	35,281,832	3,528

Checkout Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/1/21[1]	65,889,257	57,104,044

Cinram International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 0.432%, 8/3/49[1,4,5]	577,191	1,460

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 7.246%, 1/30/19[1]	297,189,541	231,622,099

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 7.996%, 7/30/19[1]	49,202,030	38,131,573

13      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Media (Continued)

Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 2/26/20[1]	$51,072,486	$50,178,718

Formula One, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/30/21[1]	78,615,324	77,976,574

Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/18/19[1]	26,415,302	20,802,051

Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B3, 7.00%, 5/22/18[1]	2,539,766	2,477,859
Tranche B4, 6.00%-6.993%, 8/4/19[1]	34,767,134	34,006,603
Tranche B5, 7.00%, 12/31/19[1]	32,238,626	31,513,257

Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 6/30/19[1]	22,751,201	21,620,762

ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 12/18/20[1]	32,909,342	33,094,457

Legendary Pictures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 4/22/20[1]	59,350,000	59,201,625

Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 1/7/22[1]	38,415,000	37,950,832

Media General, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.00%, 7/30/20[1,3]	46,308,270	46,380,650

MediArena Acquisition BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 8/11/21[1]	45,852,693	38,430,289

Mergermarket USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 2/4/21[1]	24,889,011	24,515,675

MH Sub I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/30/21[1]	46,660,818	46,587,934

NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/22/20[1]	65,357,296	64,948,813

Penton Business Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 10/3/19[1]	27,233,876	27,267,918

Salem Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/13/20[1]	18,373,094	18,120,464

SFR Group SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.564%, 7/29/22[1]	23,020,055	23,029,654

Technicolor, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/11/20[1]	50,293,639	50,262,205

Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 12/27/20[1]	57,018,525	57,267,981

Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C3, 4.00%, 3/1/20[1]	21,057,322	21,072,357

UPC Financing Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.00%, 7/25/24[1]	41,525,000	41,434,268

WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 10/12/19[1]	39,996,860	40,056,855

William Morris Endeavor Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/6/21[1]	69,429,551	69,585,420

Yankee Cable Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/1/20[1]	52,061,590	52,172,221

14      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Media (Continued)

YP LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.00%, 6/4/18[1]	$10,732,197	$10,121,535

		1,326,939,681

Multiline Retail—0.5%

Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/25/20[1]	60,629,268	57,215,113

Specialty Retail—1.1%

Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.25%, 8/13/21[1]	55,570,154	55,736,865

Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/26/19[1]	27,328,893	27,513,937

Key Safety Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 8/30/21[1]	35,435,574	35,649,676

National Vision, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/5/21[1]	7,069,583	6,950,284

		125,850,762

Consumer Staples—2.0%

Beverages—0.7%

Burger King, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 12/10/21[1]	24,469,959	24,597,399

Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 8/3/22[1]	30,074,951	30,229,085

KFC Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.232%, 6/16/23[1]	29,890,000	30,048,806

		84,875,290

Food & Staples Retailing—0.7%

Albertsons LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 4.50%, 8/25/21[1]	39,996,564	40,218,425

Rite Aid Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 1, 5.75%, 8/21/20[1]	36,423,334	36,613,026

		76,831,451

Food Products—0.6%

CSM Bakery Supplies, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/20[1]	49,732,205	49,786,612

CSM Bakery Supplies, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 7/5/21[1]	14,565,000	13,836,750

Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%-6.00%, 11/1/18[1]	11,912,797	11,932,655

		75,556,017

Energy—3.5%

Energy Equipment & Services—3.2%

American Energy-Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 8/4/20[1]	65,509,082	33,163,973

Drillships Financing Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.00%, 3/31/21[1]	11,630,026	4,274,034

Drillships Ocean Ventures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/25/21[1]	9,413,813	5,609,060

15      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Energy Equipment & Services (Continued)

Energy Transfer Equity LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.25%-4.00%, 12/2/19[1]	$17,569,834	$17,110,528

ExGen Texas Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 9/20/21[1]	54,321,800	43,593,245

Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.875%, 9/25/18[1]	23,613,658	20,366,780

HGIM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/18/20[1]	21,617,910	12,700,522

Larchmont Resources LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.75%, 8/7/19[1,5]	22,070,316	7,614,259

MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 3/31/20[1]	22,366,678	20,563,364

Pacific Drilling SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/3/18[1]	7,183,226	2,154,968

ProPetro Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 9/30/19[1]	66,043,021	54,155,278

Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[1,5]	145,955,000	28,826,113

Sabine Oil & Gas Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.75%, 12/31/18[1,5]	31,730,000	1,586,500

Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/12/21[1]	62,992,766	28,543,597

Templar Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.50%, 11/25/20[1]	74,166,333	17,614,504

TPF II Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 10/4/21[1]	83,022,147	83,515,132

		381,391,857

Oil, Gas & Consumable Fuels—0.3%

Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/29/21[1]	35,961,354	30,417,300

Financials—3.2%

Capital Markets—0.6%

Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8.00%, 11/23/20[1]	14,861,358	14,861,358

Aretec Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.50%, 5/23/21[1,4]	68,585,808	51,782,285

		66,643,643

Commercial Banks—1.1%

Acrisure LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 5/13/22[1]	26,738,804	26,679,979

Alliant Holdings Intermediate LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/12/22[1]	17,901,986	17,823,665

HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 10/2/20[1]	18,106,732	18,069,016

Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/9/22[1]	32,483,738	31,346,807

16      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Commercial Banks (Continued)

iStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/1/20[1]	$38,710,000	$39,060,906

		132,980,373

Consumer Finance—0.3%

PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 9/29/20[1]	24,510,282	24,510,282

PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 9/29/21[1]	13,828,125	13,620,703

		38,130,985

Insurance—1.2%

Aqgen Liberty Management I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/1/19[1]	67,759,088	67,759,088

National Financial Partners Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 7/1/20[1]	74,660,124	74,527,901

		142,286,989

Health Care—11.2%

Health Care Equipment & Supplies—9.2%

21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.125%, 4/30/22[1]	19,543,517	18,468,624

Air Medical Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/28/22[1]	23,584,271	23,205,932

Akorn, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/16/21[1]	38,671,001	38,912,695

Alliance Healthcare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/3/19[1]	44,791,142	42,775,541

Alvogen Pharma US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 4/1/22[1]	21,102,048	21,154,803

Ardent Legacy Acquisitions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/4/21[1]	17,681,388	17,747,693

CareCore National LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/5/21[1]	12,430,086	12,119,334

Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/7/19[1]	45,475,245	44,527,859

CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche G, 3.75%, 12/31/19[1]	19,854,861	19,569,448
Tranche H, 4.00%, 1/27/21[1]	71,115,416	70,331,510

Connolly Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/14/21[1]	53,073,048	53,156,001

ConvaTec, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/15/20[1]	31,569,217	31,628,157

CT Technologies Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 11/18/21[1]	13,865,007	13,761,019

DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/8/20[1]	60,367,045	59,159,704

Drumm Investors LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 5/4/18[1]	50,515,569	49,652,611

HCR Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/6/18[1]	47,848,782	40,441,791

17      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Health Care Equipment & Supplies (Continued)

IASIS Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 5/3/18[1]	$29,441,527	$29,447,651

inVentiv Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 7.75%, 5/15/18[1]	32,949,869	33,083,744

Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E1, 5.00%, 11/4/20[1]	47,693,394	47,842,435

LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche A, 6.50%, 11/30/18[1]	41,341,241	34,106,524

MPH Acquisition Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 5/25/23[1]	35,675,000	36,042,916

National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/31/21[1]	42,869,566	43,043,746

National Surgical Hospitals, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/1/22[1]	8,905,050	8,877,222

New Trident Holdcorp, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/31/19[1]	31,249,915	26,562,428

Opal Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/27/20[1]	68,708,373	62,352,849

Ortho-Clinical Diagnostics, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/30/21[1]	25,081,531	24,360,437

Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%, 8/18/22[1]	24,499,733	24,524,233

PRA Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 9/24/20[1]	42,325,079	42,602,858

Quorum Health Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/29/22[1]	46,962,300	47,314,517

Sterigenics-Nordion Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 5/15/22[1]	24,920,254	24,888,480

US Renal Care, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 12/30/22[1]	42,124,883	41,855,031

		1,083,517,793

Health Care Providers & Services—1.5%

Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/9/21[1]	76,348,600	76,094,130

New Millennium Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 12/21/20[1]	45,868,325	32,566,511

Steward Health Care System LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/10/20[1]	19,358,446	19,164,862

Surgery Center Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/3/20[1]	54,169,567	54,321,946

		182,147,449

Health Care Technology—0.2%

Vitera Healthcare Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/4/20[1]	25,627,885	24,810,996

Life Sciences Tools & Services—0.3%

DPx Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/11/21[1]	38,527,648	38,383,169

18      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Industrials—15.9%

Aerospace & Defense—0.5%

AM General LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.25%, 3/22/18[1]	$19,306,360	$18,703,037

Doncasters US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/9/20[1]	35,862,887	35,280,115

TurboCombustor Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 12/2/20[1]	11,237,061	10,000,984

		63,984,136

Commercial Services & Supplies—6.9%

Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 10/18/21[1]	22,073,593	21,981,612

Allied Security Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/12/21[1]	22,737,706	22,756,647

Allied Security Holdings LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 8/12/21[1]	7,237,123	7,264,263

Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 8/4/22[1]	52,945,249	53,110,703
Tranche B1, 5.00%, 5/24/19[1]	18,210,307	18,239,898
Tranche B2, 4.25%, 7/8/20[1]	30,370,082	30,222,969

Audio Visual Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 1/22/21[1]	60,370,383	59,766,680

Ceridian HCM Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 4.50%, 9/15/20[1]	28,842,124	27,880,729

CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 3/14/21[1]	12,364,657	10,309,032

CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 3/19/21[1]	10,509,958	8,762,678

CEVA Group plc, Sr. Sec. Credit Facilities Letter of Credit 1st Lien Term Loan, 6.50%, 3/14/21[1]	8,696,370	7,250,598

Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 12/20/19[1]	28,322,307	19,400,780

Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/21/20[1]	9,500,000	4,037,500

First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 6/30/22[1]	33,145,577	32,731,257

Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 11/6/20[1]	37,891,036	37,222,032

Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.00%, 11/6/20[1]	5,319,626	5,225,703

IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 10/31/21[1]	55,133,565	55,409,233

Information Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/30/20[1]	10,116,914	10,128,467

Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/27/21[1]	27,273,400	27,091,568

iPayment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 5/8/17[1]	31,995,000	30,875,175

Knowledge Universe, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 8/12/22[1]	44,007,077	43,842,050

19      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial Services & Supplies (Continued)

Leighton Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/23/22[1]	$24,719,063	$24,935,354

Livingston International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.00%, 4/18/19[1]	29,391,000	27,554,063

Livingston International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 4/17/20[1]	14,900,330	13,522,050

Neff Rental LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.25%, 6/9/21[1]	18,633,064	18,341,922

Novitex Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 7/1/20[1]	26,644,950	25,778,989

OPE USIC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 7/10/20[1]	41,103,401	40,692,367

Sabre GLBL, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/19/19[1]	29,305,482	29,418,426

Sabre, Inc., Sr. Sec. Credit Facilities Incremental 1st Lien Term Loan, Tranche B2, 4.50%, 2/19/19[1]	25,074,928	25,200,302

SourceHOV LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 10/31/19[1]	19,904,722	15,650,087

Synagro Infrastructure Co., Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 6.25%, 8/22/20[1]	16,834,302	13,677,871

USAGM HoldCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 7/28/22[1]	40,635,800	39,975,468

West Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B12, 3.75%, 6/17/23[1]	8,920,000	8,932,265

		817,188,738

Electrical Equipment—0.3%

Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 1/25/21[1]	12,756,230	12,788,120

Internap Network Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 11/22/19[1]	29,637,397	28,118,480

		40,906,600

Industrial Conglomerates—2.6%

Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/31/20[1]	15,998,148	15,803,179

B/E Aerospace, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 12/16/21[1]	3,765,000	3,805,003

Boyd Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 4/15/22[1]	19,356,227	19,053,786

CPI Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/17/22[1]	28,995,871	28,379,708

Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 12/12/19[1]	39,230,170	39,230,170

Doosan Bobcat, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/28/21[1]	20,918,239	20,970,535

Excelitas Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/2/20[1]	8,688,905	8,178,432

Filtration Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/20/20[1]	10,030,301	10,031,555

20      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Industrial Conglomerates (Continued)

Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/5/21[1]	$48,252,601	$47,384,055

Hillman Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/30/21[1]	25,287,445	25,334,859

Milacron LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/28/20[1]	20,781,904	20,937,768

Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/25/21[1]	33,408,948	30,569,188

WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 12/28/19[1]	32,386,841	31,334,269

		301,012,507

Machinery—1.0%

BWAY Holdings Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/14/20[1]	86,084,411	86,138,214

International Equipment Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 8/16/19[1]	30,065,519	26,457,656

		112,595,870

Road & Rail—2.5%

Commercial Barge Line Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.75%, 11/12/20[1]	46,308,813	43,703,942

Wabash National Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/18/22[1]	14,777,863	14,824,044

Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.886%, 2/23/22[1]	167,344,000	165,821,170

YRC Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.00%, 2/13/19[1]	74,517,664	67,811,074

		292,160,230

Trading Companies & Distributors—0.5%

Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 2/8/19[1]	45,297,130	16,986,424

Walter Investment Management Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 12/11/20[1]	54,661,426	45,004,555

		61,990,979

Transportation Infrastructure—1.6%

MPG Holdco I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 10/21/21[1]	13,559,972	13,574,807

Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/7/20[1]	105,260,912	99,734,714

TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/30/22[1]	69,862,075	70,167,722

		183,477,243

Information Technology—10.5%

Communications Equipment—0.3%

Birch Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 7/17/20[1]	38,860,023	31,670,919

21      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Electronic Equipment, Instruments, & Components—0.4%

Aricent Technologies, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 4/14/21[1]	$30,406,786	$26,986,022

Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 10/30/19[1]	17,793,415	17,876,030

		44,862,052

Internet Software & Services—7.4%

Active Network, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 11/13/20[1]	38,839,511	38,677,666

Avago Technologies Cayman Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/1/23[1]	2,505,628	2,514,503

Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 6.25%, 4/30/20[1]	179,058,951	135,189,508

Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/20/22[1]	29,055,444	29,038,011

CommScope, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 12/29/22[1]	7,716,688	7,758,890

Compuware Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 6.25%, 12/15/21[1]	47,625,875	45,800,233

Cypress Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/5/21[1]	51,245,000	51,575,940

Dell International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.00%, 6/2/23[1]	102,485,000	102,623,765
Tranche B2, 4.00%, 4/29/20[1]	35,038,857	35,073,265

Deltek, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 6/25/22[1]	29,262,571	29,408,884

Epicor Software Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 6/1/22[1]	34,570,157	34,303,690

Informatica Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/5/22[1]	38,984,678	38,490,391

Micro Focus US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 11/19/21[1]	55,470,522	55,742,106

Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 4/25/22[1]	48,572,984	48,885,697

TIBCO Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 12/4/20[1]	49,092,770	47,113,742

TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 5/31/21[1]	28,180,478	28,110,027

Uber Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/7/23[1]	24,275,000	24,254,779

Veritas US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.625%, 1/27/23[1]	61,351,238	57,547,461

Western Digital Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 3/31/23[1]	48,730,000	49,302,578

Zebra Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 10/27/21[1]	11,862,992	11,941,774

		873,352,910

IT Services—0.6%

First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.488%, 3/24/21[1]	49,551,694	49,838,846

22      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

IT Services (Continued)

First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan: (Continued)
Tranche B, 4.238%, 7/8/22[1]	$19,900,000	$19,993,291

		69,832,137

Office Electronics—0.3%

BMC Foreign Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 9/10/20[1]	24,570,012	22,481,561

BMC Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 9/10/20[1]	21,845,370	20,097,740

		42,579,301

Software—1.5%

Aptean, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 2/21/20[1]	16,619,637	16,494,990

Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.75%, 10/4/18[1]	39,079,376	38,151,240

Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 3.75%, 6/3/20[1]	50,733,334	50,257,709

RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 12/21/18[1]	30,385,032	29,541,848

Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.75%, 4/30/20[1]	36,819,691	34,848,291
Tranche B2, 5.25%, 4/30/20[1]	6,475,592	6,162,944

Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 4/30/21[1]	7,905,000	7,149,084

		182,606,106

Materials—9.0%

Chemicals—3.3%

Allnex Luxembourg & CY SCA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.50%, 10/4/19[1]	15,516,002	15,525,699
Tranche B2, 4.50%, 10/4/19[1]	8,050,505	8,055,536

CeramTec Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 8/28/20[1]	2,526,314	2,531,841

CeramTec Service GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.25%, 8/28/20[1]	23,263,526	23,314,427
Tranche B3, 4.25%, 8/28/20[1]	7,029,841	7,045,223

Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/1/20[1]	28,149,197	27,832,518

Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 7/23/21[1]	27,981,627	27,968,504

Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.75%, 5/4/18[1]	22,393,820	22,397,829
Tranche B, 4.25%, 3/31/22[1]	11,360,664	11,433,441

Kraton Polymers LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 1/6/22[1]	29,495,000	29,365,959

NuSil Technology LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/5/19[1]	19,984,733	20,015,969

OCI Beaumont LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 8/20/19[1]	39,878,142	39,927,990

23      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Chemicals (Continued)

Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/1/23[1]	$12,520,000	$12,582,600

Royal Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/20/22[1]	14,409,749	14,452,979

Solenis International LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 8/2/21[1]	18,212,371	18,100,165

Styrolution Group GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 11/7/19[1]	29,673,646	29,840,560

Tronox Pigments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/19/20[1]	39,252,858	38,565,933

Univar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/1/22[1]	43,543,681	43,549,124

		392,506,297

Construction Materials—1.4%

Continental Building Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/28/20[1]	29,208,382	29,196,202

CPG International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/30/20[1]	25,191,049	25,128,072

GYP Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 3/27/21[1]	35,232,506	34,990,283

HD Supply, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 8/13/21[1]	47,575,475	47,813,352

Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 9/28/20[1]	29,412,084	29,522,380

		166,650,289

Containers & Packaging—1.7%

Ardagh Holdings USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.00%, 12/17/19[1]	29,345,023	29,418,386

Consolidated Container Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/19[1]	35,446,399	34,914,703

Exopack/Coveris Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/8/19[1]	39,823,533	39,773,754

KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 8/26/22[1]	21,804,901	21,741,296

Kloeckner Pentaplast of America, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/22/20[1]	17,786,382	17,912,363

Kloeckner Pentaplast of America, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/28/20[1]	41,636,091	41,931,000

Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche BI, 4.50%, 12/1/18[1]	17,500,000	17,557,417

		203,248,919

Metals & Mining—2.4%

Alpha Natural Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 5/22/20[1]	18,203,444	9,647,825

Arch Coal, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 5/16/18[1]	233,531,645	105,964,984

Arch Coal, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 5.00%, 1/31/17[1]	17,388,907	17,345,434

24      OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal Amount	Value

Metals & Mining (Continued)

Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 7.50%, 4/16/20[1]	$167,778,166	$125,833,624

Novelis, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 6/2/22[1]	16,893,446	16,893,447

		275,685,314

Paper & Forest Products—0.2%

Signode Industrial Group US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 4/30/21[1]	26,268,522	26,235,686

Telecommunication Services—4.0%

Diversified Telecommunication Services—4.0%

Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 9/10/20[1]	45,369,956	45,398,312

Communications Sales & Leasing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 10/14/22[1]	62,444,250	62,512,564

FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[1]	45,596,862	45,693,755

Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 5/22/20[1]	46,259,165	43,290,854

Global Tel*Link Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 11/23/20[1]	27,000,000	22,831,875

IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/6/21[1]	47,539,238	45,399,972

IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 2/4/22[1]	28,090,000	22,472,000

LTS Buyer LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/13/20[1]	113,163,067	113,431,829

LTS Buyer LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 4/12/21[1]	4,230,041	4,240,617

US TelePacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/25/20[1]	38,455,746	36,971,585

XO Communications, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 3/22/21[1]	21,835,072	21,848,719

Zayo Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 5/6/21[1]	8,284,622	8,297,049

		472,389,131

Utilities—2.6%

Electric Utilities—2.6%

Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.375%, 8/13/19[1]	82,502,771	82,038,693

Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 6.375%, 8/13/18[1]	5,483,799	5,452,953

Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/27/23[1]	27,020,000	27,056,585

EFS Cogen Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/28/23[1]	17,715,000	17,781,431

InterGen NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/15/20[1]	38,800,000	35,938,500

25      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Electric Utilities (Continued)

NRG Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 6/14/23[1]	$46,273,347	$46,210,693

Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/9/20[1]	59,039,618	49,150,482

Wheelabrator, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 12/17/21[1]	20,012,522	19,637,287
Tranche C, 5.00%, 12/17/21[1]	893,221	876,473

Wheelabrator, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
8.25%, 12/19/22[1]	19,000,000	17,955,000

		302,098,097

Independent Power and Renewable Electricity Producers—0.0%

Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/23/20[1]	748,072	747,215

Total Corporate Loans (Cost $11,604,551,198)		11,030,014,725

Corporate Bonds and Notes—1.6%

Altice US Finance I Corp., 5.50% Sr. Sec. Nts., 5/15/26[6]	57,455,000	59,609,562

Cheniere Corpus Christi Holdings LLC, 7% Sr. Sec. Nts., 6/30/24[6]	51,555,000	54,068,306

Diamond 1 Finance Corp./Diamond 2 Finance Corp., 4.42% Sr. Sec. Nts., 6/15/21[6]	26,855,000	28,104,268

Erickson Air-Crane, Inc., 6% Sub. Nts., 11/2/20	1,803,397	819,245

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg, 4.127% Sr. Sec. Nts., 7/15/21[1,6]	17,585,000	17,760,850

Sabine Pass Liquefaction LLC, 5.875% Sr. Sec. Nts., 6/30/26[6]	29,795,000	30,614,363

Total Corporate Bonds and Notes (Cost $185,242,630)		190,976,594

	Shares

Preferred Stock—0.0%

Alpha Media Group, Inc., Preferred[3,7] (Cost $–)	1,145	—

Common Stocks—1.4%

Alpha Media Group, Inc.[3,7]	8,587	—

Aretec Group, Inc.[7]	597,369	4,480,268

Cinram International Income Fund[7]	17,849,008	—

Eningen Realty, Inc.[7]	1,642	16

Everyware Global, Inc.[3,7]	1,397,654	10,132,992

ION Media Networks, Inc.[7]	35,695	15,812,884

Mach Gen LLC[7]	313,469	783,672

Media General, Inc.[3,7]	6,799,344	119,600,461

Millennium Corporate Claim Litigation Trust[7]	70,485	705

Millennium Lender Claim Litigation Trust[7]	140,969	1,410

New Millennium Holdco, Inc.[7]	1,431,369	6,202,838

Precision Partners[7]	185	17,245

Vantage Drilling International[7]	49,045	4,315,961

Total Common Stocks (Cost $144,563,453)		161,348,452

26      OPPENHEIMER SENIOR FLOATING RATE FUND

	Shares	Value
Investment Company—4.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.45%[3,8] (Cost $502,428,171)	502,428,171	$502,428,171
Total Investments, at Value (Cost $12,436,785,452)	100.6%	11,884,767,942
Net Other Assets (Liabilities)	(0.6)	(67,095,788)

Net Assets	100.0%	$11,817,672,154

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares/Principal July 31, 2015	Gross Additions	Gross Reductions	Shares/Principal July 31, 2016

Alpha Media Group, Inc.	8,587	—	—	8,587
Alpha Media Group, Inc., Preferred	1,145	—	—	1,145
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.05%, 7/15/16	31,294,967	3,996,016	9,151	35,281,832
Everyware Global, Inc.	1,397,654	—	—	1,397,654
Media General, Inc.	6,793,744	5,600	—	6,799,344
Media General, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4%, 7/30/20	69,817,859	—	23,509,589	46,308,270
Oppenheimer Institutional Money Market Fund, Cl. E	650,415,422	3,658,435,267	3,806,422,518	502,428,171

		Value	Income	Realized Gain

Alpha Media Group, Inc.		$—	$—	$—
Alpha Media Group, Inc., Preferred		—	—	—
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.05%, 7/15/16		3,528	400	3,326
Everyware Global, Inc.		10,132,992	—	—
Media General, Inc.		119,600,461	—	—
Media General, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4%, 7/30/20		46,380,650	2,415,107	127,329
Oppenheimer Institutional Money Market Fund, Cl. E		502,428,171	1,275,834	—

Total		$678,545,802	$3,691,341	$130,655

4. Interest or dividend is paid-in-kind, when applicable.

5. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $190,157,349 or 1.61% of the Fund’s net assets at period end.

7. Non-income producing security.

8. Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

27      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2016

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $11,804,818,123)	$11,206,222,140
Affiliated companies (cost $631,967,329)	678,545,802

11,884,767,942

Cash	72,049,903

Receivables and other assets:
Investments sold	183,395,033
Interest and dividends	59,001,468
Shares of beneficial interest sold	13,036,368
Other	4,623,640

Total assets	12,216,874,354

Liabilities
Payables and other liabilities:
Investments purchased	343,889,985
Shares of beneficial interest redeemed	26,832,848
Dividends	7,089,694
Distribution and service plan fees	1,436,921
Trustees’ compensation	181,037
Shareholder communications	43,639
Other	19,728,076

Total liabilities	399,202,200

Net Assets	$11,817,672,154

Composition of Net Assets
Par value of shares of beneficial interest	$1,506,580

Additional paid-in capital	13,489,003,070

Accumulated net investment loss	(5,896,842)

Accumulated net realized loss on investments	(1,114,923,144)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(552,017,510)

Net Assets	$11,817,672,154

28      OPPENHEIMER SENIOR FLOATING RATE FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $3,883,692,616 and 494,746,182 shares of beneficial interest outstanding)	$7.85

Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$8.13

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $40,365,484 and 5,140,770 shares of beneficial interest outstanding)	$7.85

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,833,204,728 and 360,544,105 shares of beneficial interest outstanding)	$7.86

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $915,630,801 and 116,939,589 shares of beneficial interest outstanding)	$7.83

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $42,546,239 and 5,422,675 shares of beneficial interest outstanding)	$7.85

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $4,102,232,286 and 523,786,816 shares of beneficial interest outstanding)	$7.83

See accompanying Notes to Financial Statements.

29      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2016

Investment Income
Interest:
Unaffiliated companies	$768,834,438
Affiliated companies	2,415,507

Dividends:
Affiliated companies	1,275,834

Other income	4,158,554

Total investment income	776,684,333

Expenses
Management fees	76,685,363

Distribution and service plan fees:
Class A	10,556,599
Class B	370,798
Class C	30,460,896
Class R	182,444

Transfer and shareholder servicing agent fees:
Class A	4,245,896
Class B	49,492
Class C	3,047,116
Class I	302,932
Class R	36,508
Class Y	4,623,061

Shareholder communications:
Class A	55,239
Class B	722
Class C	27,637
Class I	1,551
Class R	408
Class Y	60,544

Borrowing fees	18,607,464

Custodian fees and expenses	3,006,895

Trustees’ compensation	352,831

Interest expense on borrowings	12,953

Other	1,523,433

Total expenses	154,210,782
Less waivers and reimbursements of expenses	(325,447)

Net expenses	153,885,335

Net Investment Income	622,798,998

30      OPPENHEIMER SENIOR FLOATING RATE FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated companies	$(320,494,507)
Affiliated companies	130,655

Net realized loss	(320,363,852)

Net change in unrealized appreciation/depreciation on:
Investments	(210,732,873)
Translation of assets and liabilities denominated in foreign currencies	966

Net change in unrealized appreciation/depreciation	(210,731,907)

Net Increase in Net Assets Resulting from Operations	$91,703,239

See accompanying Notes to Financial Statements.

31      OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015

Operations
Net investment income	$622,798,998	$766,322,680

Net realized loss	(320,363,852)	(305,207,209)

Net change in unrealized appreciation/depreciation	(210,731,907)	(409,416,555)

Net increase in net assets resulting from operations	91,703,239	51,698,916

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(211,839,659)	(247,888,004)
Class B	(2,219,247)	(2,776,051)
Class C	(129,469,412)	(139,996,450)
Class I	(53,607,415)	(55,714,819)
Class R	(1,746,322)	(1,141,234)
Class Y	(241,069,576)	(316,716,172)

	(639,951,631)	(764,232,730)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions: Class A	(1,009,484,102)	(1,586,718,388)
Class B	(18,820,140)	(19,784,494)
Class C	(588,699,749)	(613,448,011)
Class I	(208,062,474)	(91,726,609)
Class R	9,998,166	11,488,106
Class Y	(1,718,108,958)	(1,804,930,397)

	(3,533,177,257)	(4,105,119,793)

Net Assets
Total decrease	(4,081,425,649)	(4,817,653,607)

Beginning of period	15,899,097,803	20,716,751,410

End of period (including accumulated net investment loss of $5,896,842 and $3,960,438, respectively)	$11,817,672,154	$15,899,097,803

See accompanying Notes to Financial Statements.

32      OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$8.08	$8.40	$8.39	$8.19	$8.33
Income (loss) from investment operations:
Net investment income[1]	0.37	0.36	0.37	0.44	0.44
Net realized and unrealized gain (loss)	(0.21)	(0.32)	0.01	0.17	(0.16)
Total from investment operations	0.16	0.04	0.38	0.61	0.28
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)	(0.36)	(0.37)	(0.41)	(0.42)
Net asset value, end of period	$7.85	$8.08	$8.40	$8.39	$8.19

Total Return, at Net Asset Value[2]	2.12%	0.51%	4.62%	7.63%	3.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,883,693	$5,065,599	$6,881,421	$5,345,041	$2,657,114
Average net assets (in thousands)	$4,268,537	$5,637,843	$6,947,675	$3,403,854	$2,558,060
Ratios to average net assets:[3]
Net investment income	4.83%	4.41%	4.39%	5.32%	5.47%
Expenses excluding specific expenses listed below	0.97%	0.97%	0.97%	1.01%	1.06%
Interest and fees from borrowings	0.14%	0.11%	0.09%	0.06%	0.11%
Total expenses[4]	1.11%	1.08%	1.06%	1.07%	1.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.11%	1.08%	1.06%	1.06%	1.16%
Portfolio turnover rate	28%	39%	57%	68%	54%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2016	1.11%
Year Ended July 31, 2015	1.08%
Year Ended July 31, 2014	1.06%
Year Ended July 31, 2013	1.08%
Year Ended July 31, 2012	1.18%

See accompanying Notes to Financial Statements.

33      OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$8.09	$8.40	$8.40	$8.20	$8.34
Income (loss) from investment operations:
Net investment income[1]	0.34	0.32	0.33	0.40	0.39
Net realized and unrealized gain (loss)	(0.23)	(0.31)	(0.01)	0.16	(0.16)
Total from investment operations	0.11	0.01	0.32	0.56	0.23
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.32)	(0.32)	(0.36)	(0.37)
Net asset value, end of period	$7.85	$8.09	$8.40	$8.40	$8.20

Total Return, at Net Asset Value[2]	1.49%	0.12%	3.93%	6.96%	2.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,365	$61,354	$83,999	$89,319	$95,676
Average net assets (in thousands)	$49,752	$71,246	$91,943	$87,671	$95,258
Ratios to average net assets:[3]
Net investment income	4.33%	3.90%	3.88%	4.78%	4.84%
Expenses excluding specific expenses listed below	1.47%	1.48%	1.51%	1.64%	1.69%
Interest and fees from borrowings	0.14%	0.11%	0.09%	0.06%	0.11%
Total expenses[4]	1.61%	1.59%	1.60%	1.70%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.61%	1.59%	1.60%	1.69%	1.79%
Portfolio turnover rate	28%	39%	57%	68%	54%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2016	1.61%
Year Ended July 31, 2015	1.59%
Year Ended July 31, 2014	1.60%
Year Ended July 31, 2013	1.71%
Year Ended July 31, 2012	1.81%

See accompanying Notes to Financial Statements.

34      OPPENHEIMER SENIOR FLOATING RATE FUND

Class C	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$8.09	$8.40	$8.40	$8.20	$8.34
Income (loss) from investment operations:
Net investment income[1]	0.32	0.30	0.31	0.40	0.41
Net realized and unrealized gain (loss)	(0.22)	(0.31)	0.00[2]	0.17	(0.16)
Total from investment operations	0.10	(0.01)	0.31	0.57	0.25
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.33)	(0.30)	(0.31)	(0.37)	(0.39)
Net asset value, end of period	$7.86	$8.09	$8.40	$8.40	$8.20

Total Return, at Net Asset Value[3]	1.37%	(0.12)%	3.77%	7.11%	3.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,833,205	$3,537,526	$4,303,006	$3,132,135	$1,845,423
Average net assets (in thousands)	$3,063,608	$3,843,616	$3,949,603	$2,258,041	$1,750,570
Ratios to average net assets:[4]
Net investment income	4.09%	3.65%	3.68%	4.85%	5.00%
Expenses excluding specific expenses listed below	1.72%	1.73%	1.67%	1.49%	1.52%
Interest and fees from borrowings	0.14%	0.11%	0.09%	0.06%	0.11%
Total expenses[5]	1.86%	1.84%	1.76%	1.55%	1.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.86%	1.84%	1.76%	1.54%	1.62%
Portfolio turnover rate	28%	39%	57%	68%	54%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2016	1.86%
Year Ended July 31, 2015	1.84%
Year Ended July 31, 2014	1.76%
Year Ended July 31, 2013	1.56%
Year Ended July 31, 2012	1.64%

See accompanying Notes to Financial Statements.

35      OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Period Ended July 31, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$8.06	$8.37	$8.38	$8.27
Income (loss) from investment operations:
Net investment income[2]	0.40	0.39	0.39	0.35
Net realized and unrealized gain (loss)	(0.22)	(0.31)	0.00[3]	0.09
Total from investment operations	0.18	0.08	0.39	0.44
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.41)	(0.39)	(0.40)	(0.33)
Net asset value, end of period	$7.83	$8.06	$8.37	$8.38

Total Return, at Net Asset Value[4]	2.44%	0.94%	4.72%	5.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$915,631	$1,165,355	$1,302,876	$159,260
Average net assets (in thousands)	$1,014,977	$1,184,063	$620,338	$45,348
Ratios to average net assets:[5]
Net investment income	5.15%	4.72%	4.62%	5.55%
Expenses excluding specific expenses listed below	0.66%	0.65%	0.65%	0.63%
Interest and fees from borrowings	0.14%	0.11%	0.09%	0.06%
Total expenses[6]	0.80%	0.76%	0.74%	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.76%	0.74%	0.68%
Portfolio turnover rate	28%	39%	57%	68%

1. For the period from October 26, 2012 (inception of offering) to July 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2016	0.80%
Year Ended July 31, 2015	0.76%
Year Ended July 31, 2014	0.74%
Period Ended July 31, 2013	0.70%

See accompanying Notes to Financial Statements.

36      OPPENHEIMER SENIOR FLOATING RATE FUND

Class R	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Period Ended July 31, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$8.08	$8.39	$8.39	$8.29
Income (loss) from investment operations:
Net investment income[2]	0.36	0.34	0.34	0.31
Net realized and unrealized gain (loss)	(0.22)	(0.31)	0.01	0.08
Total from investment operations	0.14	0.03	0.35	0.39
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.37)	(0.34)	(0.35)	(0.29)
Net asset value, end of period	$7.85	$8.08	$8.39	$8.39

Total Return, at Net Asset Value[3]	1.87%	0.37%	4.22%	4.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,546	$33,417	$22,949	$7,577
Average net assets (in thousands)	$36,727	$27,664	$15,672	$2,375
Ratios to average net assets:[4]
Net investment income	4.63%	4.14%	4.09%	4.99%
Expenses excluding specific expenses listed below	1.23%	1.23%	1.23%	1.27%
Interest and fees from borrowings	0.14%	0.11%	0.09%	0.06%
Total expenses[5]	1.37%	1.34%	1.32%	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.37%	1.34%	1.32%	1.32%
Portfolio turnover rate	28%	39%	57%	68%

1. For the period from October 26, 2012 (inception of offering) to July 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2016	1.37%
Year Ended July 31, 2015	1.34%
Year Ended July 31, 2014	1.32%
Period Ended July 31, 2013	1.34%

See accompanying Notes to Financial Statements.

37      OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$8.07	$8.38	$8.37	$8.17	$8.31
Income (loss) from investment operations:
Net investment income[1]	0.39	0.38	0.39	0.46	0.46
Net realized and unrealized gain (loss)	(0.23)	(0.31)	0.01	0.17	(0.16)
Total from investment operations	0.16	0.07	0.40	0.63	0.30
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.40)	(0.38)	(0.39)	(0.43)	(0.44)
Net asset value, end of period	$7.83	$8.07	$8.38	$8.37	$8.17

Total Return, at Net Asset Value[2]	2.24%	0.87%	4.88%	7.93%	3.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,102,232	$6,035,847	$8,122,500	$4,717,005	$1,412,702
Average net assets (in thousands)	$4,648,275	$6,814,415	$7,250,969	$2,502,666	$1,141,887
Ratios to average net assets:[3]
Net investment income	5.06%	4.66%	4.63%	5.55%	5.73%
Expenses excluding specific expenses listed below	0.73%	0.72%	0.72%	0.72%	0.79%
Interest and fees from borrowings	0.14%	0.11%	0.09%	0.06%	0.11%
Total expenses[4]	0.87%	0.83%	0.81%	0.78%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.87%	0.83%	0.81%	0.77%	0.89%
Portfolio turnover rate	28%	39%	57%	68%	54%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2016	0.87%
Year Ended July 31, 2015	0.83%
Year Ended July 31, 2014	0.81%
Year Ended July 31, 2013	0.79%
Year Ended July 31, 2012	0.91%

See accompanying Notes to Financial Statements.

38      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2016

1. Organization

Oppenheimer Senior Floating Rate Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies,

39      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains

40      OPPENHEIMER SENIOR FLOATING RATE FUND

2. Significant Accounting Policies (Continued)

and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$4,807,373	$—	$1,109,007,551	$566,493,646

1. At period end, the Fund had $1,109,007,551 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$186,215,370
2018	203,947,679
2019	29,853,127
No expiration	688,991,375

Total	$1,109,007,551

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

41      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

4. During the reporting period, $50,471,975 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments

$50,471,975	$15,216,229	$35,255,746

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2016	Year Ended July 31, 2015

Distributions paid from:
Ordinary income	$ 639,951,631	$ 764,232,730

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$12,451,261,588

Gross unrealized appreciation	$186,230,026
Gross unrealized depreciation	(752,723,672)

Net unrealized depreciation	$(566,493,646)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day

42      OPPENHEIMER SENIOR FLOATING RATE FUND

3. Securities Valuation (Continued)

the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and

43      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

“asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day

44      OPPENHEIMER SENIOR FLOATING RATE FUND

3. Securities Valuation (Continued)

prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Corporate Loans	$—	$11,030,009,737	$4,988	$11,030,014,725
Corporate Bonds and Notes	—	190,976,594	—	190,976,594
Preferred Stock	—	—	—	—
Common Stocks	119,600,461	25,915,730	15,832,261	161,348,452
Investment Company	502,428,171	—	—	502,428,171

Total Assets	$622,028,632	$11,246,902,061	$15,837,249	$11,884,767,942

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in

45      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*

Assets Table Investments, at Value:
Corporate Loans	$343,253,793	$(343,253,793)

Total Assets	$343,253,793	$(343,253,793)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate Senior Loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can

46      OPPENHEIMER SENIOR FLOATING RATE FUND

4. Investments and Risks (Continued)

also under normal market conditions invest up to 10% of its net assets (plus borrowings for investment purposes) in uncollateralized floating rate Senior Loans. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The Senior Loans pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for some Senior Loans. As a result, some Senior Loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price when necessary. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

At period end, securities with an aggregate market value of $11,030,014,725, representing 93.3% of the Fund’s net assets were comprised of Senior Loans.

Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

47      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Credit Risk. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due. The Fund’s investments in senior loans are subject to risk of missing an interest payment.

Information concerning securities not accruing income at period end is as follows:

Cost	$169,338,180
Market Value	$38,031,860
Market Value as % of Net Assets	0.32%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $96,275,627, representing 0.81% of the Fund’s net assets, were subject to these forbearance agreements.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period.

48      OPPENHEIMER SENIOR FLOATING RATE FUND

5. Market Risk Factors (Continued)

Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	114,701,076	$886,327,409	158,796,082	$1,301,177,162
Dividends and/or distributions reinvested	24,249,966	187,156,990	26,738,266	218,871,883
Redeemed	(270,820,874)	(2,082,968,501)	(378,575,896)	(3,106,767,433)

Net decrease	(131,869,832)	$(1,009,484,102)	(193,041,548)	$(1,586,718,388)

Class B
Sold	418,251	$3,292,207	405,635	$3,330,907
Dividends and/or distributions reinvested	263,250	2,030,803	307,498	2,517,832
Redeemed	(3,127,753)	(24,143,150)	(3,127,734)	(25,633,233)

Net decrease	(2,446,252)	$(18,820,140)	(2,414,601)	$(19,784,494)

Class C
Sold	36,818,573	$285,890,321	61,799,014	$507,626,443
Dividends and/or distributions reinvested	14,366,127	110,910,704	14,445,751	118,321,866
Redeemed	(127,763,232)	(985,500,774)	(151,096,018)	(1,239,396,320)

Net decrease	(76,578,532)	$(588,699,749)	(74,851,253)	$(613,448,011)

Class I
Sold	42,816,847	$330,972,916	59,607,790	$486,344,012
Dividends and/or distributions reinvested	4,562,291	35,081,331	5,713,340	46,670,642
Redeemed	(74,961,277)	(574,116,721)	(76,388,166)	(624,741,263)

Net decrease	(27,582,139)	$(208,062,474)	(11,067,036)	$(91,726,609)

Class R
Sold	2,370,397	$18,305,614	2,104,431	$17,253,661
Dividends and/or distributions reinvested	205,876	1,586,199	128,427	1,049,282
Redeemed	(1,289,427)	(9,893,647)	(832,016)	(6,814,837)

Net increase	1,286,846	$9,998,166	1,400,842	$11,488,106

49      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount

Class Y
Sold	190,338,453	$1,469,074,558	315,803,445	$2,590,449,524
Dividends and/or distributions reinvested	27,563,403	212,332,225	33,283,409	271,719,095
Redeemed	(442,482,610)	(3,399,515,741)	(570,486,745)	(4,667,099,016)

Net decrease	(224,580,754)	$(1,718,108,958)	(221,399,891)	$(1,804,930,397)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$3,585,248,187	$7,658,311,095

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Next $5 billion	0.58
Next $10 billion	0.56
Over $20 billion	0.55

The Fund’s effective management fee for the reporting period was 0.59% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

50      OPPENHEIMER SENIOR FLOATING RATE FUND

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Board of

51      OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Trustees has currently set the fee for Class B shares at an annual rate of 0.50% of daily net assets of those classes, but may increase it up to 0.75% in the future. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
July 31, 2016	$427,635	$72,296	$39,688	$267,306	$6

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $325,447 for IMMF management fees.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing senior loans and other portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in senior loans or other portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

    The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to

52      OPPENHEIMER SENIOR FLOATING RATE FUND

9. Borrowings and Other Financing (Continued)

interest on borrowings and related fees are disclosed separately or as other expenses on the Statement of Operations.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$ 44,375,000
Average Daily Interest Rate	1.314%
Fees Paid	18,341,789
Interest Paid	12,953

At period end, the Fund had no such borrowings outstanding.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

     OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

53      OPPENHEIMER SENIOR FLOATING RATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Senior Floating Rate Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Senior Floating Rate Fund, including the statement of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Senior Floating Rate Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 26, 2016

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation.

In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $598,042,520 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

55      OPPENHEIMER SENIOR FLOATING RATE FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

56      OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1999) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 46 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1999) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Director of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. Oversees 46 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations..

Richard F. Grabish, Trustee (since 2008) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 46 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2005) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment

57      OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Beverly L. Hamilton, Continued	(philanthropic organization) (April 2002-April 2008); Director (February 2002- 2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (2006- 2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 46 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 46 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2005) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 46 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

58      OPPENHEIMER SENIOR FLOATING RATE FUND

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 46 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006, and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 46 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 46 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer

59      OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Arthur P. Steinmetz, Continued	of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Lukkes and Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Joseph Welsh, Vice President (since 1999) Year of Birth: 1964	Head of High Yield Corporate Debt Team (since April 2009), Senior Vice President of the Sub-Adviser (since May 2009). Vice President of the Sub-Adviser (December 2000-April 2009). Mr. Welsh is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

David Lukkes, Vice President (since 2015) Year of Birth: 1971	Senior Portfolio Manager of the Sub-Adviser (Since January 2015). Vice President of the Sub-Adviser (Since 2013) Senior Research Analyst of the Sub-Advisor (from September 2008 to January 2015). Assistant Vice President of the Sub-Adviser (from January 2012 to May 2013). Mr. Lukkes is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex. .

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley

60      OPPENHEIMER SENIOR FLOATING RATE FUND

Mary Ann Picciotto, Continued	Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub- Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

61      OPPENHEIMER SENIOR FLOATING RATE FUND

OPPENHEIMER SENIOR FLOATING RATE FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2016 OppenheimerFunds, Inc. All Rights reserved.

62      OPPENHEIMER SENIOR FLOATING RATE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

63      OPPENHEIMER SENIOR FLOATING RATE FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available
Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0291.001.0716 September 27, 2016

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $83,300 in fiscal 2016 and $80,800 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $1,465 in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $736,335 in fiscal 2016 and $897,697 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, additional audit services, custody exams and system conversion testing.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $298,261 in fiscal 2016 and $559,556 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,036,061 in fiscal 2016 and $1,457,253 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Senior Floating Rate Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/14/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/14/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	9/14/2016